THE VANTAGEPOINT FUNDS
Supplement dated February 12, 2009 to the Statement of Additional Information
dated May 1, 2008 as supplemented July 15, 2008, September 25, 2008, and
November 5, 2008.
This supplement changes the disclosure in the Statement of Additional Information and provides new information that should be read together with the Statement of Additional Information.
INVESTMENT SUBADVISERS OF THE VANTAGEPOINT GROWTH & INCOME FUND
At a meeting held on December 12, 2008 (the “December Meeting”), the Board of Directors of The Vantagepoint Funds, at the recommendation of Vantagepoint Investment Advisers, LLC (“VIA”), approved the termination of Capital Guardian Trust Company (“Capital Guardian”) as a subadviser to the Growth & Income Fund.
Also, at the December Meeting, the Board of Directors, at the recommendation of VIA, appointed Fiduciary Management, Inc. (“FMI”) as a subadviser to the Growth & Income Fund effective beginning January 16, 2009.
SUBADVISERS
The following should be read in conjunction with the information beginning on page 46 of the Statement of Additional Information:
Capital Guardian Trust Company now serves as a subadviser only to the International Fund
Fiduciary Management, Inc. (“FMI”), 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202, serves as a subadviser to the Growth & Income Fund. FMI is a 100% employee owned Wisconsin corporation.
The following fee schedules should be read in conjunction with the fee schedules for the Growth & Income Fund found on page 51:

FMI First $100 million Over $100 million	0.32% 0.28%
Revised Fee Schedules for the Growth Fund and Aggressive Opportunities Fund
In addition, Effective January 1, 2009, Legg Mason Capital Management, Inc. (“LMCM”) lowered its contractual subadvisory fee charged to the Growth Fund and the Aggressive Opportunities Fund.
Therefore, the following revised fee schedule for LMCM should be read in conjunction with the fee schedules for the Growth Fund and the Aggressive Opportunity Fund found on page 52 and page 53, respectively:

LCMC All Assets	0.32%

ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS
Delete the information regarding Capital Guardian as it relates to the Growth & Income Fund on page 65, of the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds.”
The following should be read with the information found under the section entitled “Additional Information Regarding Portfolio Managers” on page 70.
FMI
Other accounts managed by portfolio manager(s) as of December 31, 2008:

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies		Vehicles
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Growth & Income Fund
Ted Kellner	2	$1,972.6	0	$0.0	512**	$1830.0
Donald Wilson	0	$0.0	0	$0.0	512**	$1830.0
Patrick English	2	$1,972.6	0	$0.0	512**	$1830.0
John Brandser	0	$0.0	0	$0.0	512**	$1830.0
Bladen Burns	0	$0.0	0	$0.0	512**	$1830.0

**	Fiduciary Management does have one small cap client portfolio that has a performance based fee schedule. The portfolio value as of 12/31/08 was $52.3 million
Potential Conflicts of Interest
FMI is also responsible for managing other portfolio accounts. The side-by-side management of the Fund and other accounts may raise potential conflicts of interest in areas such as allocation of aggregated trades. All security purchase and sell decisions are approved by the firm’s investment committee, which consists of five of the firm’s investment professionals. Those decisions are then implemented and allocated across all of the firm’s client portfolios in an equitable manner. There may be occasions when a trade order is unable to be filled across all client portfolios. FMI has developed policies and procedures that are designed to mitigate any conflicts of interest in these situations.
Compensation of Portfolio Managers
The investment committee members are compensated in various forms. The following outlines the compensation paid to each member as of December 31, 2008.

	Form of	Source of
Name	Compensation	Compensaion	Compensation Methods
Ted Kellner Donald Wilson Patrick English John Brandser	Salary and Bonus	Adviser	Salary and bonus are based upon the revenues of FMI. The type of portfolio and the source of revenues have no bearing on his salary or bonus, except insofar as they affect the revenues of the company.

Bladen Burns	Salary and Bonus	Adviser	Salary is based upon the revenues of FMI. Bonus compensation is based on the amount of new revenue generated during the calendar year. The type of portfolio and the source of revenues have no bearing on his salary or bonus, except insofar as they affect the revenues of the company.

STW Fixed Income Management Ltd.
The following should be read in conjunction with the information relating to accounts managed by portfolio managers found on page 82.
Neil G. Sutherland is now a member of the team of portfolio managers that manages the portion of assets of the Low Duration Bond Fund assigned to STW Fixed Income Management Ltd. Therefore, the following information about accounts managed by Mr. Sutherland should be considered part of the table for the Low Duration Bond Fund. Benson Chau no longer serves as a portfolio manager and is deleted from the table. The information regarding Mr. Chau’s accounts managed is now replaced with information relating to the accounts managed by Mr. Sutherland.
Other accounts managed by portfolio manager(s) as of December 31, 2008:

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies		Vehicles
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Low Duration Bond Fund
Neil G. Sutherland	2	$439	2	$150	93	$8,753
As of December 31, 2008, Mr. Sutherland did not own any shares of the Low Duration Bond Fund, and Messrs. Kellner, Wilson, English, Brandser, and Burns did not own shares of the Growth & Income Fund.
Please retain this supplement for future reference.